UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: July 31, 2010

MONTHLY OPERATING REPORT

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a			X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4b	X
Listing of aged accounts payable	MOR-4c	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Eric J. Sattler	8/24/10
Signature of Authorized Individual*	Date

Eric J. Sattler	VP of Finance, Interim CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re	The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
	Debtors	Period: July 31, 2010

MONTHLY OPERATING REPORT

Summary of Cases
	Debtor	Case Number

	The Penn Traffic Company, Debtor	09-14078 (PJW)
(1)	Sunrise Properties, Debtor	09-14079 (PJW)
(1)	Pennway Express, Inc., Debtor	09-14080 (PJW)
(1)	Penny Curtis Baking Company, Inc., Debtor	09-14082 (PJW)
(1)	Big M Supermarkets, Inc., Debtor	09-14083 (PJW)
	Commander Foods, Inc., Debtor	09-14084 (PJW)
(1)	P & C Food Markets, Inc. of Vermont, Debtor	09-14085 (PJW)
(1)	P.T. Development, LLC, Debtor	09-14086 (PJW)
(1)	P.T. Fayetteville/Utica, LLC, Debtor	09-14087 (PJW)

(1)	No financial data was maintained for these entities because such entities were not engaged in active operations during the relevant time period of this report.

MOR-1	Case No. 09-14978 (PJW)
Reporting Period: July 31, 2010

In re: The Penn Traffic Company, et al
Debtors
6/27 - 7/31 Total Cash Flow
($ in thousands)						6/27 - 7/31	Cumulative
	7-3-10	7-10-10	7-17-10	7-24-10	7-31-10	Total	to Date

Cash Receipts:

Store Cash	$-	$-	$-	$-	$-	$-	$351
Sales Receipts	-	-	-	-	-	-	94,177
A/R Vendors	272	141	342	193	145	1,092	21,742
Sale Proceeds	-	-	-	-	-	-	86,501
Topco Dividend	-	-		-	-	-	-
Vendor Deposits	-	134		-	-	134	(1,451)
Utility Deposits	160	-	3	44	65	272	(723)
Other Receivables	.	-	-	-	-	-	101
Miscellaneous	0	-	-	0	-	0	20,299
Return of GE/Kimco Escrow Funds	-	-	-	-	-	-	600
Disputed Amounts/Litigation	-	-	-	-	-	-	-
LC Collateral and Fees	-	-	-	-	-	-	-
Prepaid Expenses	-	-	-	-	-	-	-
Other Assets	101	0	0	54		156	156
Pharmacy	14	17	15	16	12	74	41,986
Funds Transferred Cure Cost Escrow	-	-	-	-	-	-	(1,087)
Funds Transferred Closing Issues Escrow	-	-	-	12,482	-	12,482	(18)
Funds Transferred Prof Carve Out Escrow		-	-	-	-	-	(2,279)
Total Receipts	546	292	360	12,789	222	14,210	260,353

Cash Disbursements:

Employee Expenses:
Store Payroll, Taxes & Benefits	-	-	-	-	-	-	27,664
Corporate Payroll	19	20	20	13	21	93	4,284
Corporate Taxes and Benefits	6	9	10	7	55	87	2,160
Retention	-	-	-		-	-	-
Total Payroll, Taxes & Benefits	25	28	30	20	76	180	34,108

Operating Expenses:
Rent/Mortgage	10	-	-	-	10	20	3,462
Utilities	7	3	0	0	-	10	3,666
Supplies	1	-	-	-	0	1	267
Accounts Payable	131	39	10	11	16	207	97,537
401K	-	-	-	-	-	-	-
Insurance Premiums	0	5	5	0	3	13	421
Medical Tail	16	5	19	6	9	54	495
Workmans Comp Claims		1	2	0	-	4	2,436
Information Technology	-	-	-	-	-	-	-
Taxes	-	-	-	-	-	-	44
Sales Tax	-	-	-	-	-	-	2,681
Travel	-	0	0	0	0	1	6
Other	-	-	8	-	-	8	76,344
Miscellaneous	165	-	-	-	-	165	7,846
Contingency	-	-	-	-	-	-	-
Total Operating Expenses	329	53	44	17	38	482	195,205

Union:
Medical	-	-	-	-	-	-	5,449
Pension	-	-	-	-	-	-	1,161
Union Claims	-	-	-	-	-	-	48
Total Union Expenses	-	-	-	-	-	-	6,658

Bankruptcy Expenses:
Professional Fees	1,309	20	41	155	14	1,540	8,218
UST Fees	-	-	-	-	20	20	108
Claims Agent	-	-	-	-	153	153	1,310
Cure Costs	117	11	-	-	-	128	3,194
Administrative Claims/Other	-	-	-	-	-	-	-
Total Bankruptcy Expenses	1,427	31	41	155	187	1,841	12,830

Total Disbursements	1,781	112	116	193	302	2,503	248,802

Net Cash Flows	(1,234)	179	245	12,596	(80)	11,707	11,552

In re The Penn Traffic Company, et al		Case No. 09-14078 (PJW)
Debtor	MOR 1B	Reporting Period: July 31, 2010

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

		Amount		Check			Amount Paid			Year-To-Date		Retainer Information
Payee	Period Covered	Approved	Payor	Number		Date	Fees	Expenses	Adjustment	Fees	Expenses	Notes

Donlin Recano		40,000.00	Penn Traffic				40,000.00			40,000.00	-	Partially Paid with Retainer
Donlin Recano	11/1/09 -11/30/09	122,573.75	Penn Traffic	28195676		1/21/2010	91,343.67	31,230.08		131,343.67	31,230.08
Donlin Recano	12/22/2009	4,500.00	Penn Traffic	28274814		12/24/09	-	4,500.00		131,343.67	35,730.08
Donlin Recano	12/1/09 -12/31/09	123,854.43	Penn Traffic	28602926		1/21/2010	105,964.83	17,889.60		237,308.50	53,619.68
Donlin Recano	1/6/10 - 1/8/2010	20,500.00	Penn Traffic	28481927		1/12/10	-	20,500.00		237,308.50	74,119.68
Donlin Recano	1/24/2010	4,150.00	Penn Traffic	0000467	A	1/25/2010	-	4,150.00		237,308.50	78,269.68
Donlin Recano	1/1/10 - 1/31/10	276,170.57	Penn Traffic	265117		2/24/2010	243,243.15	32,927.42		480,551.65	111,197.10
Donlin Recano	2/17/2010	3,900.00	Penn Traffic	28943367		1/17/2010	-	3,900.00		480,551.65	115,097.10
Donlin Recano	3/9/10 - 3/10/10	14,625.00	Penn Traffic	29190692		3/8/2010	-	14,625.00		480,551.65	129,722.10
Donlin Recano	2/1/10 - 2/28/10	97,135.82	Penn Traffic	29349310		3/19/2010	75,778.62	21,357.20		556,330.27	151,079.30
Donlin Recano	3/1/10 - 3/31/10	183,424.00	Penn Traffic	WIRE30154484		5/21/2010	169,244.03	14,179.97		725,574.30	165,259.27
Donlin Recano	4/1/10 - 4/30/10	131,894.83	Penn Traffic	WIRE30154484		5/21/2010	119,310.64	12,584.19		844,884.94	177,843.46
Donlin Recano	5/1/10 - 5/31/10	154,128.55	Penn Traffic	WIRE30459102		6/16/2010	141,705.54	12,423.01		986,590.48	190,266.47
Donlin Recano	5/27/2010	2,200.00	Penn Traffic	WIRE30476011		6/17/2010	-	2,200.00		986,590.48	192,466.47
Donlin Recano	6/14/2010	1,500.00	Penn Traffic	WIRE30476011		6/17/2010	-	1,500.00		986,590.48	193,966.47
Donlin Recano	6/16/10 - 6/28/10	14,000.00	Penn Traffic	WIRE30560637		6/23/2010	-	14,000.00		986,590.48	207,966.47
Donlin Recano	6/1/10 - 6/30/10	152,714.62	Penn Traffic	1268-008		7/15/2010	139,856.66	12,857.62		1,126,447.14	220,824.09

Conway, Del Genio, Greis	11/18/09 - 11/30/09	66,590.09	Penn Traffic				60,000.00	6,590.09		60,000.00	6,590.09	Paid with Retainer
Conway, Del Genio, Greis	12/1/09 - 12/31/09	162,686.75	Penn Traffic	28865298		2/10/2010	150,000.00	12,686.75		210,000.00	19,276.84	Partially Paid with Retainer
Conway, Del Genio, Greis	1/1/10 - 1/31/10	155,760.20	Penn Traffic	262967		1/7/2010	150,000.00	5,760.20		360,000.00	25,037.04
Conway, Del Genio, Greis	2/1/10 - 2/28/10	163,245.66	Penn Traffic	28865298		2/2/2010	150,000.00	13,245.66		510,000.00	38,282.70
Conway, Del Genio, Greis	3/1/10 - 3/31/10	164,893.51	Penn Traffic	29274664		3/8/2010	150,000.00	14,893.51		660,000.00	53,176.21
Conway, Del Genio, Greis	4/1/10 - 4/30/10	165,450.35	Penn Traffic	29709119		4/16/2010	150,000.00	15,450.35		810,000.00	68,626.56
Conway, Del Genio, Greis	5/1/10 - 5/31/10	162,556.36	Penn Traffic	30133205		5/20/2010	150,000.00	12,556.36		960,000.00	81,182.92
Conway, Del Genio, Greis	6/1/10 - 6/30/10	152,313.62	Penn Traffic	WIRE30359562		6/8/2010	140,000.00	12,313.62		1,100,000.00	93,496.54
Conway, Del Genio, Greis	Restructuring Fee	1,250,000.00	Penn Traffic	WIRE30613127		6/29/2010	1,250,000.00	-		2,350,000.00	93,496.54
Conway, Del Genio, Greis	Final Exp billing	13,860.69	Penn Traffic	2322		7/8/2010	-	13,860.69		2,350,000.00	107,357.23

Fulbright & Jaworski	11/18/09 - 11/30/09	62,378.72	Penn Traffic	27761495		11/17/2009	49,203.20	874.72		49,203.20	874.72	Partially Paid with Retainer
Fulbright & Jaworski	12/1/09 -12/31/09	97,457.23	Penn Traffic	28944754		2/17/2010	76,684.60	1,601.48		125,887.80	2,476.20
Fulbright & Jaworski	1/1/10 - 1/31/10	77,812.61	Penn Traffic	29363535		3/22/2010	59,992.20	2,822.36		185,880.00	5,298.56
Fulbright & Jaworski	2/1/10 - 2/28/10	38,335.78	Penn Traffic	29616130		4/9/2010	28,893.20	2,219.28		214,773.20	7,517.84
Fulbright & Jaworski	11/18/09 - 2/28/10	NA	Penn Traffic	30154540		5/21/2010	53,693.30	-	(3,000.00)	265,466.50	7,517.84
Fulbright & Jaworski	3/1/10 - 3/31/10	57,770.15	Penn Traffic	30015725		5/11/2010	45,734.60	601.90		311,201.10	8,119.74
Fulbright & Jaworski	4/1/10 - 4/30/10	37,489.93	Penn Traffic	WIRE30459125		6/16/2010	28,967.20	1,280.93		340,168.30	9,400.67
Fulbright & Jaworski	5/1/10 - 5/31/10	16,881.68	Penn Traffic	WIRE30723578		7/8/2010	13,323.60	227.18		353,491.90	9,627.85

Otterbourg, Steindler, Houston	12/2/09 - 12/31/09	348,408.72	Penn Traffic	29055915		2/25/2010	276,294.00	3,041.22		276,294.00	3,041.22
Otterbourg, Steindler, Houston	1/1/10 - 1/31/10	306,265.83	Penn Traffic	29363581		3/22/2010	237,465.60	9,433.83		513,759.60	12,475.05
Otterbourg, Steindler, Houston	2/1/10 - 2/28/10	88,178.00	Penn Traffic	29779154		4/22/2010	68,374.00	2,710.50		582,133.60	15,185.55
Otterbourg, Steindler, Houston	12/2/09 - 2/28/09	NA	Penn Traffic	30154627		5/21/2010	145,533.40	-	(5,992.00)	721,675.00	15,185.55	Fee Examiner and Unbilled
Otterbourg, Steindler, Houston	3/1/10 - 3/31/10	85,369.41	Penn Traffic	31033296		5/20/2010	67,205.60	1,362.41		788,880.60	16,547.96
Otterbourg, Steindler, Houston	4/1/10 - 4/30/10	147,248.75	Penn Traffic	WIRE30459164		6/16/2010	116,210.80	1,985.25		905,091.40	18,533.21
Otterbourg, Steindler, Houston	5/1/10 - 5/31/10	178,074.69	Penn Traffic	WIRE30913555		7/23/2010	140,554.00	2,382.19		1,045,645.40	20,915.40

Haynes and Boone	11/18/09 - 11/30/10	286,068.80	Penn Traffic				224,657.20	5,247.30		224,657.20	5,247.30	Paid with Retainer
Haynes and Boone	12/1/09 - 12/31/10	623,695.12	Penn Traffic	29517366		4/1/2010	492,994.40	7,452.12		717,651.60	12,699.42	Partially Paid with Retainer
Haynes and Boone	1/1/10 - 1/31/10	858,782.53	Penn Traffic	29965870		5/6/2010	677,477.60	11,935.53		1,395,129.20	24,634.95
Haynes and Boone	2/1/10 - 2/28/10	428,310.48	Penn Traffic	29982484		5/7/2010	331,599.40	13,811.23		1,726,728.60	38,446.18
Haynes and Boone	11/18/09 - 2/28/10	NA	Penn Traffic	30154572		5/21/2010	431,682.15	-	(31,691.25)	2,126,719.50	38,446.18
Haynes and Boone	3/1/10 - 3/31/10	387,058.30	Penn Traffic	WIRE30459145		6/16/2010	304,031.00	7,019.55		2,430,750.50	45,465.73

Morris, Nichols, Arsht & Tunnell	11/18/09 - 11/30/09	58,869.13	Penn Traffic				37,213.60	12,352.13		37,213.60	12,352.13	Paid with Retainer
Morris, Nichols, Arsht & Tunnell	12/1/09 - 12/31/10	119,798.11	Penn Traffic	29396065		3/24/2010	92,043.60	4,743.61		129,257.20	17,095.74	Partially Paid with Retainer
Morris, Nichols, Arsht & Tunnell	1/1/10 - 1/31/10	119,628.87	Penn Traffic	29689519		4/16/2010	89,082.40	8,275.87		218,339.60	25,371.61
Morris, Nichols, Arsht & Tunnell	2/1/10 - 2/28/10	64,693.86	Penn Traffic	29779098		4/22/2010	50,589.60	1,456.86		268,929.20	26,828.47
Morris, Nichols, Arsht & Tunnell	11/18/09 - 2/28/10	NA	Penn Traffic	30154600		5/21/2010	67,232.30	-	(2,250.00)	336,161.50	26,828.47

Stevens & Lee	12/2/09 - 12/31/09	99,314.75	Penn Traffic	29396150		3/24/2010	78,304.40	1,434.25		78,304.40	1,434.25
Stevens & Lee	1/1/10 - 1/31/10	76,199.69	Penn Traffic	29396150		3/24/2010	59,384.00	1,969.69		137,688.40	3,403.94
Stevens & Lee	2/1/10 - 2/28/10	29,112.30	Penn Traffic	29779179		4/22/2010	22,411.20	1,098.30		160,099.60	4,502.24
Stevens & Lee	12/2/09 - 2/28/10	NA	Penn Traffic	30154653		5/21/2010	40,024.90	-	(2,500.00)	200,124.50	4,502.24
Stevens & Lee	3/1/10 - 3/31/10	18,628.45	Penn Traffic	30133608		5/20/2010	13,923.20	1,224.45		214,047.70	5,726.69
Stevens & Lee	4/1/10 - 4/30/10	13,613.65	Penn Traffic	WIRE30544194		6/22/2010	10,166.40	905.65		224,214.10	6,632.34

FTI Consulting	12/2/09 - 12/31/09	183,921.14	Penn Traffic	29517307		4/1/2010	146,471.20	832.14		146,471.20	832.14
FTI Consulting	1/1/10 - 1/31/10	73,330.49	Penn Traffic	WIRE30544285		6/22/2010	57,936.40	909.99		204,407.60	1,742.13
FTI Consulting	2/1/10 - 2/28/10	16,014.18	Penn Traffic	WIRE30544285		6/22/2010	12,777.60	42.18		217,185.20	1,784.31

BTB Assocaites, LLC	1/7/10 - 3/31/10	13,584.80	Penn Traffic				10,844.00	29.80		10,844.00	29.80

Total		8,803,340.15					8,124,578.99	439,435.42	(45,433.25)

In re The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: July 31, 2010

MOR 2
Consolidated Statement of Operations
(In thousands)
Unaudited

	Penn	Commander	Pennway	Penny	Sunrise	Penn Traffic	Consolidated
	Traffic	Foods	Express	Curtiss	Properties	Eliminations	Penn Traffic

Revenues	$3	$-	$-		$-		$3

Cost and Operating Expenses
Cost of sales	-	-					-
Selling and administrative expenses	86	167				-	253
Asset impairment charge	-	-	-	-	-	-	-
Goodwill impairment charge	-	-	-	-	-	-	-

Operating Income	(82)	(167)	-	-	-	-	(250)

Interest expense	129	-	-	-	-	-	129
Reorganization expense	472	-	-	-	-	-	472

(Loss) Income from continuing operations before taxes	(683)	(167)	-	-	-	-	(850)
Provision for income taxes	-	-	-	-	-	-	-

(Loss) Income before loss from discontinued operations, net of tax	(683)	(167)	-	-	-	-	(850)

(Loss) income from discontinued operations, net of tax	-	-	-	-		-	-

(Loss) Income before extraordinary item	(683)	(167)	-	-	-	-	(850)

Extraordinary item	-	-	-	-	-	-	-

Net (Loss) Income	$(683)	$(167)	$-	$-	$-	$-	$(850)

(1)   The following legal entities: Big M Supermarkets, Inc., PT Fayetteville/Utica, LLC, P&C Food Markets, Inc of Vermont, and  PT-Development, LLC, are not reported on the above schedule due to the fact that there was no or nominal activity for the reporting period of May 30, 2010 through June 26, 2010 for these entities.

In re: The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: July 31, 2010

MOR 3
Consolidated Balance Sheet
As of July 31, 2010
Unaudited
(In Thousands)

	Penn	Commander		Pennway	Penny	Sunrise	Penn Traffic	Consolidated
	Traffic	Foods	Big M	Express	Curtiss	Properties	Eliminations	Penn Traffic
ASSETS

Current Assets:
Cash and short-term investments	37,994	-	-	-	-	-	-	37,994
Accounts and notes receivables	11,125	-	-	129	-	-	-	11,254
Inventories	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	576	-	-	-	-	-	-	576
Assets Held for Sale	-	-	-	-	-	-	-	-
	49,695	-	-	129	-	-	-	49,824

Noncurrent Assets:
Capital leases	-	-	-	-	-	-	-	-
Property, plant and equipment	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-
Intangible assets	-	-	-	-	-	-	-	-
Other assets	32,793	-	-	-	-	-	-	32,793
	82,488	-	-	129	-	-	-	82,617

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Current portion of obligations under capital leases	-	-	-	-	-	-	-	-
Current maturities under long-term debt	-	-	-	-	-	-	-	-
Trade account and drafts payables	34	-	-	-	-	-	-	34
Other current liabilities	5,703	-	-	-	-	-	-	5,703
Accrued interest expense	-	-	-	-	-	-	-	-
Deferred income taxes	-	-	-	-	-	-	-	-
	5,737	-	-	-	-	-	-	5,737

Intercompany payables	-	-	-	-	-	-	-	-

Noncurrent Liabilities:
Obligations under capital leases	-	-	-	-	-	-	-	-
Long-term debt	-	-	-	-	-	-	-	-
Deferred income taxes	-	-	-	-	-	-	-	-
Other noncurrent liabilities	11,841	-	-	-	-	-	-	11,841

Total Liabilities Subject to Compromise	77,818	-	-	-	2,609	-	-	80,427

Stockholders' Equity:
Preferred stock	(20)	-	-	-	20	-	-	-
Common Stock	36	-	20	1	30	1	-	88
Capital in excess of par	128,246	-	-	-	-	-	-	128,246
Stock warrants	-	-	-	-	-	-	-	-
Retained Earnings	(140,899)	-	(20)	128	(2,659)	(1)	-	(143,451)
Accumulated other comprehensive loss	(270)	-	-	-	-	-	-	(270)
Treasury stock, 53,000 shares at cost	-	-	-	-	-	-	-	-
Total Stockholders Equity	(12,907)	-	-	129	(2,609)	-	-	(15,387)

	82,489	-	-	129	-	-	-	82,618

(1) Balance does not include any contingent claims such as multi-employer pension plans that is expected to increase the liabilities above the value of any assets of the company.

In re: The Penn Traffic Company, et al	Case No. 09-14078 (PJW)
Debtors	Reporting Period: July 31, 2010

MOR 4
Status of Post Petition Taxes

	06/27/10					07/31/10
	Beginning	Amount Withheld	Amount	Date	Check No.	Ending
	Tax Liability	or Accrued	Paid	Paid	or EFT	Tax Liability
Federal
Withholding	9,406	(35,070)	21,913	07/15/10		(3,751)

FICA -Employee	816	(9,175)	130	06/30/10		(1,599)
			62	07/08/10
			65	07/14/10
			6,369	07/15/10
			57	07/21/10
			77	07/28/10

FICA -Employer	606	(8,965)	130	06/30/10		(1,599)
			62	07/08/10
			65	07/14/10
			6,369	07/15/10
			57	07/21/10
			77	07/28/10

Totals	10,828	(53,210)	35,432			(6,950)

Unemployment	(5,409)	(79)				(5,488)

Income
Other
Total Federal Taxes	5,419	(53,289)	35,432			(12,438)

State
Withholding- PA	(407)	407				-

Withholding- VT	664	(664)	-			-

Withholding- NY	73	(6,026)	1,966	07/14/10		(1,306)
			1,575	07/12/10
			1,105	07/28/10

Total State Withholding	330	(6,283)	4,647			(1,306)

Local Taxes
Local -EIT	(4,696)	1,103	3,386			-
			207
Local -LST	(690)	690				-

Total Local Taxes	(5,386)	1,793	3,593			-

Sales
Sales - NY	(123)	123				-
Sales - PA	-					-
Sales - OH	-					-
Sales - VT	-	-	-			-

Total Sales Tax	(123)	123	-			-

Excise
Unemployment - NY	(7,085)	(5,103)	12,085	07/30/10		(23)
			80	07/30/10

Unemployment - PA	(21,995)	(1,857)	23,837	07/30/10		0
			15	07/30/10

Unemployment - VT	(1,152)	(63)	1,215	07/30/10		-
Unemployment - NH	851	(1,382)	531	07/30/10		-
Real property	-	-	-			-
Tobacco	-	-	-			-

Total Excise	(29,381)	(8,404)	37,762			(23)

Other
Meals and Room - VT	-	-	-			-

Meals and Room - NH	-	-	-			-
Mercantile Tax	-	-	-			-

Total Other	-	-	-			-

Total Taxes	(29,141)	(66,060)	81,434			(13,767)

In re: The Penn Traffic Company et al	Case No. 09-14978 (PJW)
Debtors	Reporting Period: July 31, 2010

MOR 4b
SUMMARY OF UNPAID POSTPETITION DEBTS

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	33,579					33,579
Wages Payable	30,641					30,641
Taxes Payable	13,767					13,767
Rent/Leases-Building					66,980	66,980
Rent/Leases-Equipment						0
Secured Debt/Adequate Protection Payments						0
Professional Fees	2,183,832					2,183,832
Amounts Due to Insiders						0
Other Accrued Liabilities	402,538					402,538
Other:__________________________						0
Total Postpetition Debts	2,664,357	0	0	0	66,980	2,731,337

In re	The Penn Traffic Company	Case N09 -14078 (PJW)
	Debtor	Reporting Per July 31, 2010

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
MOR 5a

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$11,116,336
+ Amounts billed during the period (Aged)	$835,869
- Amounts collected during the period (Aged)	$1,669,729
- Amounts collected during the period (Not Aged)
+ Amounts billed during the period (Not Aged)	$842,094
Total Accounts Receivable at the end of the reporting period	$11,124,570

Accounts Receivable Aging	Amount
0 - 30 days old	$743
31 - 90 days old	$90,802
91 - 180 days old	$1,192,603
181 - 365 days old	$2,370,217
365 + days old	$(85,346)
Subtotal Aged Accounts Receivable	$3,569,019
Accounts Receivable Not Aged	$12,982,105
Total Accounts Receivable	$16,551,125
-Amount considered uncollectible (Bad Debt)	$5,426,555
Accounts Receivable (Net)	$11,124,570

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1	Have any assets been sold or transferred outside the normal course of business
	this reporting period? If yes, provide an explanation below.		X
2	Have any funds been disbursed from any account other than a debtor in possession
	account this reporting period?		X
3	Have all postpetition tax returns been timely filed? If no, provide an explanation
	below.	X
4	Are workers compensation, general liability and other necessary insurance
	coverages in effect? If no, provide an explanation below.	X
5	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened
	provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

In re	Pennway Express, Inc.	Case N09 -14080 (PJW)
	Debtor	Reporting Per July 31, 2010

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
MOR 5b

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$132,175
+ Amounts billed during the period	$(19)
- Amounts collected during the period	$2,867
Total Accounts Receivable at the end of the reporting period	$129,289

Accounts Receivable Aging	Amount
0 - 30 days old	$-
31 - 90 days old	$-
91 - 180 days old	$1,054
181 - 365 days old	$105,101
365 + days old	$23,134
Subtotal Aged Accounts Receivable	$129,289
Accounts Receivable Not Aged	$-
Total Accounts Receivable	$129,289
-Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	$129,289

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re The Penn Traffic Company et al	Case No.	09-14078 (PJW)
Debtors	Reporting Period:	July 31, 2010

Status of Bank Reconciliations and Unpaid Postpetition Taxes

I, Eric J. Sattler, certify that:

I am the Vice President of Finance and Interim Chief Financial Officer of The Penn Traffic Company and Vice President of each of its affiliated Debtors.

All of the Company's bank reconciliations have been balanced for the period ending July 31, 2010.  A list of those bank accounts with period ending balances is attached.

All post-petition witholding taxes, property taxes, real estate taxes, sales and use taxes and sales taxes that are due and payable were paid. A list of those taxes paid is attached.

/s/ Eric J. Sattler	8/24/10
Eric J. Sattler	Date
VP of Finance and Interim CFO

	The Penn Traffic Company
	Bank Account Balances
			Actual
	Bank Name	A/C#	7-31-10
1	First Commonwealth Bank	4983	-	*
2	Bank of America Business Capital	2194	43,839
3	Bank of America Business Capital	3549	-	*
4	Bank of America Business Capital	2204	50,000
5	Bank of America Business Capital	5976	-
6	Banc of America Securities LLC	4712	-	*
7	Bank of America Business Capital	6956	(1,866)
8	HSBC Bank USA, National Association	3033	-	*
9	Bank of America Business Capital	2069	-	*
10	Bank of America Business Capital	3549	-	*
11	HSBC Bank USA, National Association	9521	2,686
12	Bank of America Business Capital	2069	638
13	HSBC Bank USA, National Association	7256	23,425
14	HSBC Bank USA, National Association	4225	(220)
15	HSBC Bank USA, National Association	4439	186
16	Bank of America Business Capital	2084	403
17	Fifth Third Bank	4602	-	*
18	Fifth Third Bank	4651	-	*
19	Lake Region Bank	5136	3,117
20	Lake Region Bank	5224	-	*
21	Lake Region Bank	5312	-	*
22	Lake Region Bank	5558	-	*
23	HSBC Bank USA, National Association	0463	(18,474)
24	HSBC Bank USA, National Association	0974	-	*
25	HSBC Bank USA, National Association	7312	-	*
26	First Citizens Bank	1002	-	*
27	NBT Bank	2424	-	*
28	Peoples State Bank	3200	-	*
29	Ameriserv Financial Bank	5230	-	*
30	RBS Citizens, National Association	5043	-	*
31	First Commonwealth Bank	2264	-	*
32	Hamlin Bank	0306	-	*
33	HSBC Bank USA, National Association	6050	-	*
34	M&T Bank	6855	-	*
35	Merchants Bank	1875	-	*
36	National City Bank/PNC Bank	8153	-	*
37	Northwest Savings Bank	3249	-	*
38	Northwest Savings Bank	3245	-	*
39	PNC Bank	8142	-	*
40	S&T Bank	6912	-	*
41	Bank of America Business Capital	8023	-	*
42	Bank of America Business Capital	2852	-	*
43	Bank of America Business Capital	2865	-	*
44	Bank of America Business Capital	2878	-	*
45	Bank of America Business Capital	7938	-	*
46	Bank of America Business Capital	1347	37,889,805
	Total		$37,993,539

* Bank Account has been closed

The Penn Traffic Co.
Taxes Paid Through 07/31/2010

	Tax	Amount	Date
Legal Entity	Paid	Paid	Paid
Taxes Paid through November 28		1,681,547.75
Taxes Paid through December 28		3,022,437.39
Taxes Paid through January 30		5,047,570.34
Taxes Paid through February 27		3,017,188.94
Taxes Paid through March 27		1,462,243.69
Taxes Paid through May 1		1,764,707.42
Taxes Paid through May 29		484,384.27
Taxes Paid through June 26		49,764.08

Penn Traffic Co.	Fed-SS-MED	259.75	06/30/10
Penn Traffic Co.	Fed-SS-MED	123.27	07/08/10
Penn Traffic Co.	Fed-SS-MED	129.85	07/14/10
Penn Traffic Co.	Fed-SS-MED	113.78	07/21/10
Penn Traffic Co.	Fed-SS-MED	154.65	07/28/10
Commander Foods Inc	NY Withholding	1,966.32	07/14/10
Commander Foods Inc	NY Withholding	1,575.22	07/21/10
Commander Foods Inc	NY Withholding	1,105.03	07/28/10
Commander Foods Inc	Fed-SS-MED	34,651.11	07/15/10
Commander Foods Inc	NY-SUI	79.85	07/30/10
Commander Foods Inc	PA-SUI	14.78	07/30/10
Commander Foods Inc	PA Local	206.88	07/30/10
Penn Traffic Co.	PA-SUI	23,837.06	07/30/10
Penn Traffic Co.	NY-SUI	12,084.99	07/30/10
Penn Traffic Co.	NH-SUI	530.63	07/30/10
Penn Traffic Co.	VT-SUI	1,214.77	07/30/10
Penn Traffic Co.	PA Local	3,385.71	07/30/10

Taxes Paid through July 31		81,433.65

Total Taxes Paid		16,611,277.53